                                                                   EXHIBIT 10.15

                                 THIRD AMENDMENT
                                       TO
                     THIRD AMENDED AND RESTATED CONSOLIDATED
               REPLACEMENT CREDIT FACILITY AND SECURITY AGREEMENT
               --------------------------------------------------

         THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CONSOLIDATED REPLACEMENT CREDIT FACILITY AND SECURITY AGREEMENT (this "Agreement") dated as of September 14, 1999, is entered into by and between INTERNATIONAL TOTAL SERVICES, INC., an Ohio corporation ("Borrower"), and BANK ONE, NA, successor by merger to BANK ONE, CLEVELAND, NA, a national bank (the "Bank").

                                   WITNESSETH
                                   ----------

         WHEREAS, the Borrower and the Bank are parties to that certain Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of March 31, 1997, as amended by that certain First Amendment dated as of October 10, 1997 and that certain Second Amendment dated as of December 16, 1998 (the "Loan Agreement", all terms defined in said Loan Agreement being used herein with the same meaning), pursuant to which the Bank has agreed to make a $30,000,000 Revolving Loan to the Borrower until September 30, 1999, evidenced by a Note dated October 10, 1997 and payable to the Bank, such Note being payable on September 30, 1999; and

         WHEREAS, the Borrower and the Bank have agreed to amend the Loan Agreement (i) to extend the maturity date of the Revolving Loan to April 1, 2000, (ii) to decrease the Revolving Loan to $25,000,000, and (iii) to modify certain definitions in Section 1 of the Loan Agreement, to modify certain provisions of Section 2 of the Loan Agreement and to modify certain covenants in
Section 8 of the Loan Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Bank agree as follows:

                                    AGREEMENT

Section 1.        Amendment of Loan Agreement.
                  ---------------------------

         A. The definitions of "Commitment", "Contract Rate", and "Notes" set forth in Section 1 of the Agreement are, effective the Effective Date, hereby amended and restated to read in their entirety as follows:

                  COMMITMENT - Lender's letter to Borrower dated March 21, 1997, as accepted by Borrower on March 25, 1997; Lender's letter to Borrower dated June 11, 1997, containing Option A and B as accepted by Borrower on June 11, 1997 as to Option B; Lender's letter to Borrower dated December 3, 1998, as accepted by Borrower on December 9, 1998 and Lender's letter to Borrower dated August 27, 1999, as accepted by Borrower on August 30, 1999.

                  CONTRACT RATE - A fluctuating rate equal to three quarters of one percent (0.75%) above the Base Rate, provided, however, that at such time as the Overadvance is eliminated the Contract Rate shall be a fluctuating rate equal to the Base Rate.

                  NOTES - The Second Amended and Restated Replacement Promissory Note (Revolving Loan) and any other promissory note or other instrument evidencing Borrower's obligation to repay any Obligations.

         B. Subsections 2.3(A), (B) and (C) of the Agreement are, effective the Effective Date, amended and restated to read in their entirety as follows:

                  2.3      Revolving Loan.
                           --------------

                  (A) REVOLVING LOAN. Subject at all times to the terms hereof, the Lender will, from and after September 14, 1999 until April 1, 2000 make such loans to the Borrower as from time to time the Borrower requests (the "Revolving Loan") consisting of advances made by Lender against the value of Eligible Accounts-Domestic and Eligible Accounts-Foreign and additional advances as of the date hereof aggregating up to the maximum additional sum of Three Million Dollars ($3,000,000) for the period from the date hereof to December 31, 1999 and as of January 1, 2000, aggregating up to the maximum additional sum of One Million Five Hundred Thousand Dollars ($1,500,000) for the period from January 1, 2000 to April 1, 2000 (collectively, the "Overadvance"). Subject to the provisions of Subsection (B) of this Section 2.3, the aggregate unpaid principal of the Revolving Loan outstanding at any one time shall not exceed the lesser of
(a) the line of credit approved for Borrower, which is currently Twenty-Five Million Dollars ($25,000,000), less the face amount of all outstanding Letters of Credit issued by Lender for the account of Borrower or (b) the sum of the Overadvance and (i) eighty percent (80%) of the unpaid face amount of Eligible Accounts-Domestic (or such other percentages of Eligible Accounts-Domestic as may from time to time be fixed by the Lender upon notice to the Borrower) and
(ii) the lesser of fifty percent (50%) of the unpaid face amount of Eligible Accounts-Foreign (or such other percentages of Eligible Accounts- Foreign as may from time to time be fixed by the Lender upon notice to the Borrower) or Three Hundred Fifteen Thousand Dollars ($315,000) (or such other dollar amount as may from time to time be fixed by the Lender upon notice to the Borrower) less a reserve equal to twenty-five percent (25%) of the Borrower's accrued payroll and related expenses account calculated at the most recent calendar month-end. Each reduction in the Overadvance shall automatically reduce the maximum sum of the Overadvance, and, in any event, the Overadvance shall be reduced to One Million Five Hundred Thousand Dollars ($1,500,000) by December 31, 1999 and shall be eliminated by March 31, 2000.

                  (B) MAXIMUM BORROWINGS AVAILABLE UNDER REVOLVING LOAN. Notwithstanding anything to the contrary contained in this Section 2.3, at no time shall the Overadvance exceed Three Million Dollars ($3,000,000) from the date hereof to and including December 31, 1999 and One Million Five Hundred Thousand Dollars ($1,500,000) from January 1, 2000 to and including March 31, 2000, nor shall the loans outstanding at any time under the Revolving Loan exceed the sum of Twenty-Five Million Dollars ($25,000,000), less the face amount of all outstanding Letters of Credit issued by Lender for the account of Borrower.

                  (C) PAYMENT. The Revolving Loan shall be payable on April 1, 2000 and bear interest as provided in Section 2.3(D) of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the Revolving Note, but in the absence of such revolving promissory note shall be evidenced by the Lender's record of disbursements and repayments.

         C. Subsection 8.1(H) of the Agreement is, effective the Effective Date, hereby amended and restated to read in its entirety as follows:

                  (H) Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions and permit the Lender annually, in its discretion, to conduct quarterly field examinations as set forth in the Commitment, at Borrower's expense.

         D. Subparagraph (v) of Subsection 8.1(I) of the Agreement is, effective the Effective Date, hereby amended and restated to read in its entirety as follows:

                  8.1(I)(v) Concurrently with each request for an advance under the Revolving Loan, and weekly on the last day of each week, a certificate prepared by the chief financial officer or president or Borrower in the form attached hereto as EXHIBIT A, which certificate may be delivered to Lender by telecopy and on the first business day of each week Borrower shall submit to Lender a certificate (certified by the president or chief financial officer of Borrower as of the last day of the preceding week) that payroll taxes for which Borrower is obligated through and as of the date of the certificate have been paid in full or remitted when due. The Borrower shall also provide to Lender on or before the 10th day of each month, a monthly reconciliation of unbilled Accounts Receivable for the preceding month and, on or before the 30th day of each month, a monthly reconciliation between Accounts Receivable as shown on its General Ledger and Borrower Certificates for the preceding month, each in form acceptable to Lender and including such detail as the Lender shall require.

         E. Subsection 8.2(K) of the Agreement is, effective the Effective Date, hereby amended and restated to read in its entirety as follows:

                  (K) Make Capital Expenditures during any fiscal year of Borrower which, in the aggregate, exceed One Million Dollars ($1,000,000).

         F. EXHIBIT A attached to the Loan Agreement is, effective the Effective Date, hereby deleted and the form of Borrowing Base Certificate attached to this Agreement as EXHIBIT C is hereby substituted therefor.

Section 2.        Effective Date of the Agreement.
                  -------------------------------

         The effective date of this Agreement ("Effective Date") shall be the date on which all conditions precedent have been satisfied, or waived by the Bank in writing.

Section 3.        Conditions Precedent.
                  --------------------

         Borrower hereby acknowledges and agrees that the effectiveness of this Agreement is conditioned upon the receipt by the Bank, on or prior to the date hereof, in form and substance satisfactory to the Bank and its counsel, of the following:

         A. A certificate, dated as of the date hereof, signed by the Chief Executive Officer of Borrower and to the effect that:

                  1) As of said date, no Event of Default has occurred and is continuing, and no event has occurred and is continuing that, with the giving of notice or passage of time, or both, would be an Event of Default; and

                  2) The representations and warranties of Borrower set forth in Section 7 of the Loan Agreement are true and correct as of such date; and

                  3) Borrower is in compliance with all of the terms and conditions set forth in the Loan Agreement on and as of said date.

         B. A certificate, dated as of the date hereof, signed by the Secretary of Borrower certifying as follows:

                  1) Borrower's Articles of Incorporation and Code of Regulations have not been modified or amended since June 17, 1997 (or certifying that true, correct and complete copies of all such modifications and amendments are attached thereto); and

                  2) Copies of resolutions of Borrower's Board of Directors are attached thereto with respect to the approval of this Agreement and of the matters contemplated hereby and authorizing the execution, delivery and performance of this Agreement and each other document, instrument, agreement or note to be delivered pursuant hereto; and

                  3) As to the incumbency and signatures of the officers of Borrower signing this Agreement and each other document, instrument, agreement or note to be delivered pursuant hereto.

         C. The Second Amended and Restated Replacement Promissory Note (Revolving Loan) in the form of EXHIBIT A attached hereto, with all blanks completed, duly executed and delivered by Borrower to Bank.

         D. An Acknowledgement, Consent and Agreement in the form of EXHIBIT B attached hereto, with all blanks completed, duly executed and delivered by Transport, NBC, and the Guarantors to Bank.

         E. The written opinion of counsel for Borrower as to the enforceability of this Agreement, the Loan Agreement, Note, and each of the other Credit Documents and covering such other issues thereunder as requested by Bank and its counsel.

         F. Such other documents, instruments, agreements and notes as the Bank may reasonably request to implement this Agreement and the transactions contemplated hereby and by the Loan Agreement.

SECTION 4.  Fees and Expenses.
            -----------------

         Borrower shall pay Bank a restructuring fee of Seventy-Five Thousand Dollars ($75,000) as of the date hereof and shall also pay all out-of-pocket fees and expenses incurred by the Bank in connection with the preparation, negotiation, execution and delivery of this Agreement, the promissory notes, guaranty, participation agreement, and all the other agreements, documents or certificates required or contemplated hereby, including, without limitation, legal fees and expenses of the Bank.

SECTION 5.  References.
            ----------

         On and after the effective date of this Agreement, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Loan Agreement, and in the Note to the "Loan Agreement", "thereof", or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as previously amended and as amended hereby. References to EXHIBIT A in the Loan Agreement shall be deemed to refer to the form of Borrowing Base Certificate attached hereto as EXHIBIT C. References to EXHIBIT C-1 in the definition of "Revolving Note" in the Loan Agreement shall be deemed to refer to the Promissory Note, a copy of which is attached hereto as EXHIBIT A. The Loan Agreement, as previously amended and as amended by this Agreement, and all Credit Documents are and shall continue to be in full force and effect and are hereby and in all respects ratified and confirmed. References to the Loan Agreement in the Note shall be deemed to include all amendments to the Loan Agreement whether specified in the Note or not.

SECTION 6.  Applicable Law.
            --------------

         This Agreement shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of the State of Ohio.

SECTION 7.  Counterparts.
            ------------

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereto may execute this Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

BANK ONE, NA                                INTERNATIONAL TOTAL SERVICES, INC.



By  /s/ Louis G. Johnston                   By  /s/ Robert A. Weitzel
    ---------------------                       ---------------------
    Name:  Louis G. Johnston                    Name:  Robert A. Weitzel
    Title: Senior Vice President                Title: Chief Executive Officer

                                   SCHEDULE 1
                                   ----------

                               List of Guarantors
                               ------------------

         Domestic
         --------

              Crown Technical Systems, Inc. (Ohio)

              T.I.S. Incorporated (Texas)

              Certified Investigative Services, Inc. (Texas)

              I.T.S. of New York, Inc. (New York)

              Selective Detective Services, Inc. (New Jersey)

         Foreign
         -------

              International Total Services, Ltd. (United Kingdom)

              International Transport Security, s.r.o. (Czech Republic)

              International Transport Services, Ltd. (Thailand)

                                    EXHIBIT A
                                    ---------

Form of Second Amended and Restated Replacement Promissory Note (Revolving Loan)
--------------------------------------------------------------------------------






                               [SEE EXHIBIT 10.16]

                                    EXHIBIT B
                                    ---------

           Form of Acknowledgment, Consent and Agreement (Guarantors)
           ----------------------------------------------------------

                     ACKNOWLEDGEMENT, CONSENT AND AGREEMENT
                     --------------------------------------

     The undersigned each hereby acknowledges receipt of a copy of the Third Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of August 31, 1999, by and between International Total Services, Inc. ("Borrower") and Bank One, NA, successor by merger to Bank One, Cleveland, NA ("Bank One") and by executing this Acknowledgment, Consent and Agreement the undersigned each hereby agrees to remain bound by the terms and conditions of its respective Amended and Restated Replacement Guaranty Agreement, Guaranty Agreement, Amended and Restated Replacement Guarantor Security Agreement and Guarantor Security Agreement, as applicable, each dated as of August 11, 1995, executed and delivered to Bank One in connection with the Second Amended and Restated Replacement Credit Agreement dated as of August 11, 1995, as subsequently amended, and each other document hereafter executed in connection herewith or therewith by the undersigned.

Dated:  August 31, 1999

                                        CROWN TECHNICAL SYSTEMS, INC.

                                        By:  /s/ Robert A. Weitzel
                                             ----------------------------------
                                             Name: Robert A. Weitzel
                                             Title: Chairman of the Board


                                        T.I.S. INCORPORATED

                                        By: /s/ Robert A. Weitzel
                                             ----------------------------------
                                             Name: Robert A. Weitzel
                                             Title: Chief Executive Officer

                                        CERTIFIED INVESTIGATIVE SERVICES, INC.


                                        By:  /s/ Robert A. Weitzel
                                             ----------------------------------
                                             Name: Robert A. Weitzel
                                             Title: Chief Executive Officer


                                        I.T.S. OF NEW YORK, INC.

                                        By:  /s/ Robert A. Weitzel
                                             ----------------------------------
                                             Name: Robert A. Weitzel
                                             Title: Chief Executive Officer


                                        SELECTIVE DETECTIVE SERVICES, INC.


                                        By:  /s/ Robert A. Weitzel
                                             ----------------------------------
                                             Name: Robert A. Weitzel
                                             Title: Chief Executive Officer


                                        INTERNATIONAL TOTAL SERVICES, LTD.

                                        By:  /s/ Robert A. Weitzel
                                             ----------------------------------
                                             Name: Robert A. Weitzel
                                             Title: Chief Executive Officer


                                        INTERNATIONAL TRANSPORT SECURITY, s.r.o.

                                        By:  /s/ Robert A. Weitzel
                                             ----------------------------------
                                             Name: Robert A. Weitzel

                                             Title: Chief Executive Officer


                                        INTERNATIONAL TRANSPORT SERVICES, LTD.

                                        By:  /s/ Robert A. Weitzel
                                             ----------------------------------
                                             Name: Robert A. Weitzel
                                             Title: Chief Executive Officer

                                    EXHIBIT C
                                    ---------

                       Form of Borrowing Base Certificate
                       ----------------------------------

                                 [SEE ATTACHED]